UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 18, 2011, The Charles Schwab Corporation issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated July 18, 2011 (“Schwab Reports Second Quarter Net Income Up 16% Year-Over-Year – Second quarter and first half revenues rise 10% and 16%, respectively – Client engagement remains solid in face of choppy environment; company’s investment for growth continues”)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: July 18, 2011	By:	/s/ Joseph R. Martinetto

Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Ex 99.1	Press Release dated July 18, 2011 (“Schwab Reports Second Quarter Net Income Up 16% Year-Over-Year – Second quarter and first half revenues rise 10% and 16%, respectively – Client engagement remains solid in face of choppy environment; company’s investment for growth continues”)